EXHIBIT 10.3

MERIDIAN BANK TEXAS

AMENDMENT TO TERM PROMISSORY NOTE

This Amendment to Term Promissory Note is executed effective January 30, 2013, by GATEWAY ENERGY CORPORATION ("Borrower"), a Delaware corporation, and MERIDIAN BANK TEXAS ("Lender").

Recitals:

Borrower is legally obligated to pay a Term Promissory Note (the "Term Note") dated February 29, 2012, in the principal amount of $3,132,500.00, executed by Borrower, and payable to the order of Lender. The Term Note is governed by the Loan Agreement dated December 7, 2009, executed by Borrower, Lender, and GATEWAY PIPELINE COMPANY; GATEWAY OFFSHORE PIPELINE COMPANY; GATEWAY PROCESSING COMPANY; GATEWAY ENERGY MARKETING COMPANY; GATEWAY PIPELINE USA CORPORATION, GATEWAY COMMERCE LLC, and GATEWAY DELMAR LLC (collectively "Guarantors"), as previously amended by a First Amendment dated April 5, 2011, a Second Amendment dated October 31, 2011, a Third Amendment dated December 9, 2011, a Fourth Amendment dated February 29, 2012, and a Fifth Amendment of even date, as now or hereafter amended, restated, replaced, supplemented, or otherwise modified, from time to time (the "Loan Agreement"). Payment of the Term Note is unconditionally guaranteed by Guarantors pursuant to Unlimited Guaranties dated December 7, 2009, or February 29, 2012, as in the case of GATEWAY PIPELINE USA CORPORATION, and GATEWAY COMMERCE, LLC, or of even date, as in the case of GATEWAY DELMAR LLC (collectively the "Guaranties"). The payment terms of the Term Note have been modified as set forth in this Amendment. Unless otherwise indicated, capitalized terms herein have the meanings assigned in the Term Note.

Agreement:

For valuable consideration, including the funds previously advanced by Lender to Borrower under the Term Note, the receipt and sufficiency of which are acknowledged, Borrower, Guarantors, and Lender agree and stipulate as follows:

1. The recitals above are true and correct and form the basis for this Amendment.

2. The Term Note will be due and payable as follows:

(a) The principal shall be due and payable in equal monthly installments of $10,000.00, plus all accrued interest, commencing on the last day of January, 2013, and continuing on the last day of each successive month thereafter during the term of the Term Note; and

(b) the outstanding principal balance of the Term Note, together with all accrued but unpaid interest, shall be due and payable on the Maturity Date. Unless its

maturity is sooner accelerated as set forth herein, the Term Note will mature on June 30, 2013 (the "Maturity Date"), at which time all unpaid sums then owing will be payable in full, principal and interest.

3. Borrower acknowledges that the outstanding principal balance of the Term Note as of January 30, 2013, is $1,732,674.11, and that Borrower has no defenses or setoffs to payment of the Term Note.

4. Except as specifically amended herein, the Term Note remains unchanged; and Borrower and Guarantors ratify the Term Note, as amended. Guarantors further ratify the Guaranties and agree that they have no defenses to payment under the Guaranties.

5. All liens and security interests securing payment of the Term Note are renewed and extended until the Term Note is paid in full.

6. At Lender's option, this Amendment may be executed by Borrower and Guarantors in remote locations with signature pages faxed or scanned and e-mailed to Lender. Borrower and Guarantors agree that the faxed and scanned signatures are binding upon Borrower and Guarantors, and Borrower and Guarantors further agree to promptly deliver the original signatures for this Amendment by overnight mail or expedited delivery. It will be an Event of Default under the Term Note if Borrower or Guarantors fail to promptly deliver all required original signatures.

7. Borrower, Guarantors, and Lender have consummated a transaction pursuant to which Lender has agreed to renew and extend loans, or to otherwise extend credit or make financial accommodations to or for the benefit of Borrower in an aggregate amount up to $1,870,174.11. In connection with the Term Note, Borrower, Guarantors, and Lender have executed and delivered and may hereafter execute and deliver certain agreements, instruments, and documents (collectively hereinafter referred to as the "Written Loan Agreement). It is the intention of Borrower, Guarantors, and Lender that this section be incorporated by reference into each of the written agreements, instruments, and documents comprising the Written Loan Agreement. Borrower, Guarantors, and Lender each warrant and represent that the entire agreement made and existing by or among them with respect to the Loans is and shall be contained within the Written Loan Agreement, and that no agreements or promises exist or shall exist by or among Borrower, Guarantors, and Lender that are not reflected in the Written Loan Agreement.

THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

Executed effective on the date stated above.

BORROWER:

GATEWAY ENERGY CORPORATION

By: [signature]
Name: FREDERICK M PEVOW
Title: PRESIDENT & CEO

GUARANTORS:

GATEWAY PIPELINE COMPANY

By: [signature]
Name: FREDERICK M PEVOW
Title: PRESIDENT

GATEWAY OFFSHORE PIPELINE COMPANY

By: [signature]
Name: FREDERICK M PEVOW
Title: President

GATEWAY PROCESSING COMPANY

By: [signature]
Name: Frederick M. Pevow
Title: PRESIDENT

GATEWAY ENERGY MARKETING COMPANY

By: [signature]
Name: FREDERICK M. PEVOW
Title: PRESIDENT

GATEWAY PIPELINE USA CORPORATION

By: [signature]
Name: FREDERICK M. PEVOW
Title: PRESIDENT

GATEWAY COMMERCE LLC

By: [signature]
Name: FREDERICK M. PEVOW
Title: PRESIDENT

GATEWAY DELMAR LLC

By: [signature]
Name: FREDERICK M. PEVOW
Title: PRESIDENT

LENDER:

MERIDIAN BANK TEXAS

By: [signature]
John Van Son,
Senior Vice President

This Amendment was prepared by:
Austin S. Conner
HARRIS, FINLEY & BOGLE, P.C.
777 Main Street, Suite 3600
Fort Worth, Texas 76102-5341
(817) 870-8700